

EEI Financial Conference

Northeast Utilities

NSTAR

NOVEMBER 1, 2010

Safe Harbor

Information Concerning Forward-Looking Statements

In addition to historical information, this presentation may contain a number of "forward-looking statements" as defined in the Private Securities Litigation Reform Act of 1995. Words such as anticipate, expect, project, intend, plan, believe, and words and terms of similar substance used in connection with any discussion of future plans, actions, or events identify forward-looking statements. Forward-looking statements relating to the proposed merger include, but are not limited to: statements about the benefits of the proposed merger involving NSTAR and Northeast Utilities, including future financial and operating results; NSTAR's and Northeast Utilities' plans, objectives, expectations and intentions; the expected timing of completion of the transaction; and other statements relating to the merger that are not historical facts. Forward-looking statements involve estimates, expectations and projections and, as a result, are subject to risks and uncertainties. There can be no assurance that actual results will not materially differ from expectations. Important factors could cause actual results to differ materially from those indicated by such forward-looking statements. With respect to the proposed merger, these factors include, but are not limited to: risks and uncertainties relating to the ability to obtain the requisite NSTAR and Northeast Utilities shareholder approvals; the risk that NSTAR or Northeast Utilities may be unable to obtain governmental and regulatory approvals required for the merger, or required governmental and regulatory approvals may delay the merger or result in the imposition of conditions that could reduce the anticipated benefits from the merger or cause the parties to abandon the merger; the risk that a condition to closing of the merger may not be satisfied; the length of time necessary to consummate the proposed merger; the risk that the businesses will not be integrated successfully; the risk that the cost savings and any other synergies from the transaction may not be fully realized or may take longer to realize than expected; disruption from the transaction may make it more difficult to maintain relationships with customers, employees or suppliers; the diversion of management time on merger-related issues; the effect of future regulatory or legislative actions on the companies; and the risk that the credit ratings of the combined company or its subsidiaries may be different from what the companies expect. These risks, as well as other risks associated with the merger, will be more fully discussed in the joint proxy statement/prospectus that will be included in the Registration Statement on Form S-4 that will be filed with the SEC in connection with the merger. Additional risks and uncertainties are identified and discussed in NSTAR's and Northeast Utilities' respective reports filed with the SEC and available at the SEC's website at www.sec.gov. Forward-looking statements included in this presentation speak only as of the date of this presentation. Neither NSTAR nor Northeast Utilities undertakes any obligation to update its forward-looking statements to reflect events or circumstances after the date of this presentation.

Safe Harbor

Additional Information and Where To Find It

In connection with the proposed merger between Northeast Utilities and NSTAR, Northeast Utilities will file with the SEC a Registration Statement on Form S-4 that will include a joint proxy statement of Northeast Utilities and NSTAR that also constitutes a prospectus of Northeast Utilities. Northeast Utilities and NSTAR will mail the joint proxy statement/prospectus to their respective shareholders. **Northeast Utilities and NSTAR urge investors and shareholders to read the joint proxy statement/prospectus regarding the proposed merger when it becomes available, as well as other documents filed with the SEC, because they will contain important information.** Copies of all documents filed with the SEC regarding this proposed transaction, may be obtained free of charge, at the SEC's website (www.sec.gov). These documents, free of charge, may be obtained from Northeast Utilities' website (www.nu.com) under the tab "Investors" and then under the heading "Financial/SEC Reports." These documents, may be obtained free of charge, from NSTAR's website (www.nstar.com) under the tab "Investor Relations."

Participants in the Merger Solicitation

Northeast Utilities, NSTAR and their respective trustees, executive officers and certain other members of management and employees may be soliciting proxies from Northeast Utilities and NSTAR shareholders in favor of the merger and related matters. Information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of Northeast Utilities and NSTAR shareholders in connection with the proposed merger will be set forth in the joint proxy statement/prospectus when it is filed with the SEC. You can find information about Northeast Utilities' executive officers and trustees in its definitive proxy statement filed with the SEC on April 1, 2010. You can find information about NSTAR's executive officers and trustees in its definitive proxy statement filed with the SEC on March 12, 2010. Additional information about Northeast Utilities' executive officers and trustees and NSTAR's executive officers and trustees can be found in the above-referenced Registration Statement on Form S-4 when it becomes available. You can obtain free copies of these documents from Northeast Utilities and NSTAR using the website information above.

Agenda

- The NU – NSTAR merger
- NU's capital investment plan
- NU's 2010 financial performance
- NSTAR overview and 2010 financial performance

A Compelling Combination – Creates Largest Utility Company in New England

- Significant transmission investment opportunities combined with balance sheet strength provides for substantial growth potential
- Larger, more diverse and better positioned to support economic growth and renewables in New England
- Accretive to earnings in Year 1 and provides enhanced total shareholder return proposition
- Enhances service quality capabilities to the largest customer base in New England
- Highly experienced and complementary leadership team with proven track record

Combined Service Territory


NH
ME
VT
MA
NY
RI
Northeast Utilities Electric Service Area
Northeast Utilities Gas Service Area
NSTAR Electric Service Area
NSTAR Gas Service Area

Key Merger Terms

Balanced Terms and Governance

Timing / Approvals:	➢ Expected to close within 9 – 12 months ➢ Shareholders, federal, and state
Headquarters:	➢ Dual – Hartford and Boston
Company Name:	➢ Northeast Utilities
Consideration:	➢ 100% NU shares
Exchange Ratio:	➢ 1.312 shares of NU per NSTAR share
Pro Forma Ownership:	➢ 56% NU shareholders ➢ 44% NSTAR shareholders
Pro Forma Dividend:	➢ Following close, dividend increase for NU shareholders to NSTAR level ➢ Dividend parity for NSTAR shareholders

Governance:	➢ Chuck Shivery to be non-executive Chairman
	➢ Tom May to be President and CEO
	➢ 14 Board members
	  ➢ 7 nominated by Northeast Utilities including Chuck Shivery
	  ➢ 7 nominated by NSTAR including Tom May

Specific Benefits to the NU Shareholders

- A projected ~ 20% dividend increase
- Cash flow increase to eliminate equity issuance for foreseeable future
- Likely credit upgrades and reduction in debt issuance leading to lower long-term, short-term interest costs
- Increased market liquidity
- Enhanced opportunities to reduce costs over time
- Ability to achieve higher earnings growth rate

This Transaction is Accretive



Long-Term EPS CAGR
9%
6%
Illustrative Impact on Growth Rate
Components Affecting Expected Accretion
9%
6%
NU Stand Alone Growth Rate
Additional Shares
NSTAR Earnings Growth
Avoidance of Equity Issuance
Lower Financing Costs
Less NU Parent Debt Issuance
Implementing Best Practices
Merged Company Growth Rate

Merger Will Enhance Efforts to Bring Northern New England Wind Generation to Market

Together, NU and NSTAR:

- ✓ Serve 50% of the region's load, including important load centers in southern New England
- ✓ Will effectively advocate projects that advance public policy goals to address climate change and the region's Renewable Portfolio Standards (RPS)
  - New England RPS are 21% by 2020, and existing resources provide only 6%
- ✓ Will bring best-in-class transmission developer, scale, financial strength and combined talent to successfully develop large-scale projects to connect wind generation with load centers that:
  - Complement current ISO-NE regional planning and potential FERC changes
  - Create efficiencies by optimizing multiple wind sites and required transmission
  - Get clean energy to New England's load sites
  - Utilize a "beneficiary-pay" model that provides transparency for customers and regulators

NU, NSTAR, National Grid, and United Illuminating working collectively on this model



Vast majority of potential onshore renewables (wind) are in northern NE
North-South Interface: 80% of NE electric load is below this line

Transaction Builds Upon Northern Pass Partnership


Des Cantons
Franklin
Deerfield
HVDC Line
HVDC Converter Station
345-kV Line
Existing Deerfield Substation

- To be owned by Northern Pass Transmission LLC - NU (75%) and NSTAR (25%)
- 1,200 MW transfer capability
- Northern terminus at Des Cantons (Québec), southern terminus in Franklin (New Hampshire)
    - Québec terminal will convert the power from AC to DC (rectifier)
    - US terminal will convert the power from DC to AC (inverter)
- Capital cost estimate for US segment: $1.107 billion
- TSA signed on October 4
- Permitting process began October 14 with U.S. DOE application
- PPAs under discussion

Benefits to the NSTAR Shareholders

- Enhanced earnings and dividend growth outlook
- Ability to apply strong balance sheet and cash flow to attractive transmission investment opportunities
- Larger utility footprint provides access to projects and opportunities not available today
- More diverse and better balanced earnings profile
- Compelling total return opportunity

Proven Record of Delivering Superior Value (1)



Total Return (%)
210
190
170
150
130
110
90
70
50
30
10
-10
-30
(18.7)
(7.6)
19.4
29.0
10.2
25.7
98.6
85.2
3.2
86.3
112.5
206.3
3 years
5 years
10 years
S&P 500 (2)
UTY (3)
Northeast Utilities
NSTAR

Source: Factset.

1. Total returns as of 10/15/10. Assumes reinvestment of dividends.
2. Total returns calculated based on S&P 500 market index, which is weighted by market capitalization.
3. Total returns calculated as simple average of the returns of the components of the UTY, as of 10/15/10.

Northeast Utilities

NSTAR

Building A Larger, More Diverse and Better Positioned Regulated Utility Business

Rate Base By State / Federal


MA
32%
NH
11%
FERC
31%
CT
26%

Rate Base By Business


Electric
Distribution
54%
Electric
Generation
4%
Gas
Distribution
11%
Electric
Transmission
31%

Combined 2009 Rate Base: $10.8 billion

Executive Management Organization

Chuck Shivery
Non-Executive Chairman

Tom May
President & Chief Executive Officer

- **Greg Butler** — General Counsel
- **Christine Carmody** — Human Resources
- **Jim Judge** — Chief Financial Officer
- **David McHale** — Chief Administrative Officer
- **Joe Nolan** — Corporate Relations
- **Lee Olivier** — Chief Operating Officer

Regulatory Timeline

Closing Expected in 9 – 12 months

Oct 2010	Q4 2010	Q1 2011	Q2 2011	Q3 2011
Merger Announced	Commence Regulatory Filings	Secure Regulatory Approvals FERC, SEC, NRC, DOJ, MDPU, FCC		
	File Joint Proxy Statement/Prospectus			
		Northeast Utilities and NSTAR Shareholder Meetings		
	Develop Transition Implementation Plans			
				Receive Regulatory Approvals
				Close Merger

Value Uplift Potential



2012 P/E Multiple (x)
13.0x(1)
14.3x(1)
Northeast Utilities
NSTAR
• Significant future rate base growth prospects
• Strong dividend growth prospects
• Diversification
• Top tier management
• No foreseeable equity issuance
"Best-In-Class" P/E Potential
Pro Forma

1. Based on I/B/E/S consensus EPS estimates as of 10/15/10.



NU Regulated Investment Strategy

NU Safe Harbor Provisions

This presentation contains statements concerning NU's expectations, beliefs, plans, objectives, goals, strategies, assumptions of future events, future financial performance or growth and other statements that are not historical facts. These statements are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. In some cases, a listener or reader can identify these forward-looking statements through the use of words or phrases such as "estimate", "expect", "anticipate", "intend", "plan", "project", "believe", "forecast", "should", "could", and other similar expressions. Forward-looking statements are based on the current expectations, estimates, assumptions or projections of management and are not guarantees of future performance. These expectations, estimates, assumptions or projections may vary materially from actual results. Accordingly, any such statements are qualified in their entirety by reference to, and are accompanied by, the following important factors that could cause our actual results to differ materially from those contained in our forward-looking statements, including, but not limited to, actions or inaction of local, state and federal regulatory and taxing bodies; changes in business and economic conditions, including their impact on interest rates, bad debt expense and demand for our products and services; changes in weather patterns; changes in laws, regulations or regulatory policy; changes in levels and timing of capital expenditures; disruptions in the capital markets or other events that make our access to necessary capital more difficult or costly; developments in legal or public policy doctrines; technological developments; changes in accounting standards and financial reporting regulations; fluctuations in the value of our remaining competitive electricity positions; actions of rating agencies; and other presently unknown or unforeseen factors. Other risk factors are detailed from time to time in our reports to the Securities and Exchange Commission (SEC). Any forward-looking statement speaks only as of the date on which such statement is made, and we undertake no obligation to update the information contained in any forward-looking statements to reflect developments or circumstances occurring after the statement is made or to reflect the occurrence of unanticipated events.

This presentation references actual and projected EPS by business, a non-GAAP presentation, which management believes is useful to investors to evaluate the actual and projected financial performance and contribution of our businesses. This non-GAAP financial measure should not be considered as an alternative to our consolidated net income attributable to controlling interests, and EPS determined in accordance with GAAP as an indicator of operating performance. Please refer to the reconciliations of this non-GAAP financial measure to our consolidated net income attributable to controlling interests and EPS included in this presentation.

Please refer to our reports to the SEC for further details concerning the matters described in this presentation.

2011-2015 Plan Continues to Provide Significant Value for Customers and Shareholders Through Strong Execution and Deployment of Capital to Meet the Region's Energy Needs

- NU's plan deploys a total of $6.6 billion in electric transmission, distribution, generation and natural gas additions that will improve reliability and provide significant environmental benefits
- Leadership and sustained success in transmission continues with the advancement of the NEEWS and Northern Pass projects
- Successful completion of rate cases at CL&P and PSNH provide certainty around distribution capital deployment and revenue over the immediate future
- Investments in both conventional and renewable generation provide clean energy solutions for our customers
- The Yankee Gas capital plan delivers value to customers by reducing supply constraints, lowering commodity costs and ensuring a safe and reliable system

We will continue to aggressively manage our costs while improving our customer service

NEEWS Projects Advance
Current Status Report

Greater Springfield Reliability Project

- Received siting approval in CT and MA
- Development and Management Plans approved by CT Siting Council
- Commence substation construction in MA: Dec. 2010
- Commence overhead construction in MA: Spring 2011
- Commence overhead construction in CT: early 2012
- Project in-service: late 2013

Interstate Reliability Project

- Joint project with National Grid *(NU in CT; NGrid in MA & RI)*
- ISO-NE confirmed need date in August 2010
- ISO-NE PAC process in late 2010
- File siting application in CT in mid/late 2011
- Siting decision in CT in mid/late 2013
- Commence construction: late 2013/early 2014
- Project in-service: late 2015



Greater Springfield Reliability Project
SPRINGFIELD
Interstate Reliability Project
HARTFORD
Central Connecticut Reliability Project
345-kV Substation
Generation Station
345-kV ROW
115-kV ROW

Central Connecticut Reliability Project

- Awaiting completion of ISO-NE's reassessment of need and need date
- Project milestones estimated 12 months behind IRP

Revised NEEWS Project Costs (in $ millions)

NEEWS Projects 2010 Cash Flows	Priors	2010	2011	2012	2013	2014	2015	2016	Totals
Greater Springfield Reliability Project	89	61	196	300	132	17	0	0	795
Interstate Reliability Project	32	9	11	18	21	114	95	1	301
Central Connecticut Reliability Project	12	3	2	14	20	54	185	48	338
NEEWS Related Projects Now Under Way	9	24	26	19	6	0	0	0	84
*Total NEEWS Projects - 2010 EEI**	142	97	235	351	179	185	280	49	1,518*
*Total NEEWS Projects - 2009 EEI**	139	109	317	417	359	149	0	0	1,490*
Total NEEWS Projects - 2010 EEI Net UI	142	90	232	342	171	173	257	42	1,449



Prior Estimate
$1,490M *
Greater Springfield Reliability Project $714M
Interstate Reliability Project $251M
Central Connecticut Reliability Project $313M
NEEWS Related Projects $212M
2010 Estimate
$1,518M *
Greater Springfield Reliability Project $795M
Interstate Reliability Project $301M
Central Connecticut Reliability Project $338M
NEEWS Related Projects $84M

Primary Changes

- Scope refinements and changes ordered during siting proceedings
- New in-service dates for Interstate (2015) and CCRP (2016) reflect regional and state review processes
- NEEWS related projects either underway ($84M) or incorporated into major NEEWS segments

*NEEWS totals above do not reflect UI Investment in CL&P NEEWS Projects. Based on current NEEWS project estimates, a potential UI investment of $69 million has been reflected in the 2010 EEI net numbers above and in the NU consolidated earnings projections. For 2009 EEI numbers, the UI investment was estimated at $60M.

Northern Pass Transmission - a $1.1 Billion Capital Investment (2009 - 2015)

Project Milestones (as of 11/1/10)

Milestone	Milestone Date
Initial FERC filing declaratory order	Dec 2008 ✓
FERC filing declaratory order	May 2009 ✓
Transmission Service Agreement ('TSA') signed	Oct 2010 ✓
ISO Technical Approval application filed	Oct 2010 ✓
DOE Presidential Permit application filed	Oct 2010 ✓
TSA FERC filing	Nov 2010
FERC order expected	Jan 2011
Execute Term Sheets for EPC	Q1 2011
New Hampshire Siting ('SEC') application filed	Q4 2011
Begin long lead time Material Procurement	Q4 2011
Complete siting approvals	Q4 2012
Begin Construction	2013
In-Service Date	2015
Project cost - (U.S. side)	$ 1.107 Billion*

** To be updated by year-end*

Northeast Utilities

2011-2015 Transmission Capital Expenditures



Historic
$2.8 Billion
Projected
$251 Million
Forecast
$2.8 Billion
$800
$700
$600
$500
$400
$300
$200
$100
$0
In Millions
Successful completion of SWCT projects
SWCT projects total $1.6 billion
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015
Northern Pass HVDC Line to Canada
US portion estimated at $1.1 billion with $830 million NU ownership share
NEEWS projects ramping up
NU's share of NEEWS project estimated at $1.449 billion
$845 million of additional forecasted projects
Base Reliability
Major Southwest CT
NEEWS
Northern Pass

Northeast Utilities

Electric Distribution and Generation Capital Expenditures – By Company


2011-2015 Projected Distribution and Generation Spending
$3.1 Billion
In Millions
$750
$700
$650
$600
$550
$500
$450
$400
$350
$300
$250
$200
$150
$100
$50
$0
2010 Proj
$637
$183
$34
$12
$97
$311
2011
$629
$109
$52
$20
$114
$334
2012
$552
$51
$57
$9
$117
$318
2013
$560
$53
$57
$5
$128
$1
$316
2014
$636
$29
$58
$5
$133
$83
$328
2015
$694
$29
$59
$5
$133
$133
$335
2011 – 2015
Capital Expenditures
PSNH - Generation ($271M total)
WMECO - Distribution ($283M total)
WMECO - Generation ($44M total)
PSNH - Distribution ($625M total)
CL&P - AMI/Smart Grid ($217M total)*
CL&P - Distribution ($1,631M total)

*Total AMI-related capex through 2016 expected to be approximately $300 million

Northeast Utilities

Yankee Gas Capital Expenditures



2011-2015 Projected Yankee Gas Capital Spending
$585 Million
In Millions
$150
$140
$130
$120
$110
$100
$90
$80
$70
$60
$50
$40
$30
$20
$10
$0
$100
$113
$99
$126
$128
$119
$27
$17
$32
$24
$35
$16
$34
$28
$19
$31
$49
$26
$20
$30
$50
$26
$21
$31
$50
$13
$21
$33
$52
2010 Proj
2011
2012
2013
2014
2015
Aging Infrastructure
Basic Business
Peak Load / New Business
WWL
Gas supply infrastructure

Yankee Gas Strategy

- Investing $585 million, leveraging natural gas as "the fuel of choice"
- Distribution system expansion: $35 million for 16-mile Waterbury to Wallingford Line (WWL)
- Gas supply infrastructure
- Sales growth opportunities to supply renewable generation (fuel cells, DG)

NU Financial

2010 Represents a Strong Year Financially For NU

- Strong third quarter results
- 2010 financial performance expected to well exceed initial projections
- Cash generation continues to strengthen
  - 2010 estimate raised to $800 million - $850 million due to extension of bonus depreciation tax deduction
- Five-year capital investment and rate base projections show very attractive growth

Third Quarter 2010 Results



Earnings For Common In Millions
$110
$90
$70
$50
$30
$10
($10)
147.5%
5.6%
55.1%
$22.5
$55.7
$42.8
$45.2
($0.8)
($0.5)
$0.3
$0.1
$64.8
$100.5
Distribution and Generation
Transmission
Parent/Other
Competitive
Total
2009
2010

Third Quarter 2010 Distribution and Generation Results



$40
$30
$20
$10
$0
($10)
Earnings For Common In Millions
176.3%
$31.5
118.7%
$23.4
$11.4
$10.7
24.5%
$4.9
$3.7
($4.5)
($2.9)
CL&P
PSNH
WMECO
Yankee Gas
2009
2010

2010 EPS Guidance Raised

	2009 Actual	Initial 2010 Guidance	August 2010 Guidance	New 2010 Guidance
Net income attributable to controlling interest (GAAP)	$1.91	$1.80 - $2.00	$1.95 - $2.05	$2.10 - $2.20
Distribution/Generation	$0.92	$0.95 - $1.05	$1.00 - $1.10	$1.10 - $1.20
Transmission	$0.95	$0.90 - $0.95	$0.95	$1.00
Competitive	$0.09	$0.00 - $0.05	$0.05	$0.05
NU Parent/Other	($0.05)	($0.05)	($0.05)	($0.05)*
NU Consolidated (Non-GAAP)	$1.91	$1.80 – $2.00	$1.95 – $2.05	$2.10 – $2.20*

*Excludes a $0.09 fourth quarter non-recurring tax gain at NU Parent and approximately $0.07 of NU-NSTAR merger related expenses that will be recorded in the fourth quarter

2010-2015: New Capital Expenditure Forecast



$2,000
$1,800
$1,600
$1,400
$1,200
$1,000
$800
$600
$400
$200
$0
In Millions
$1,091
$1,057
$1,349
$1,213
$1,454
$1,283
$1,388
$1,309
$1,075
$1,495
$1,340
2010 Projected
2011
2012
2013
2014
2015
Distribution and Generation Capex (11/09 Forecast)
Transmission Capex (11/09 Forecast)
Distribution and Generation Capex (11/10 Forecast)
Transmission Capex (11/10 Forecast)

Total 2011-2015 Capex (in Millions)	
Electric Distribution	$2,756
Gas Distribution	$585
Transmission	$2,843
Generation	$315
Other	$141*
Total Capex	$6,640

*Includes total capex at corporate service companies on behalf of operating companies of $141 million ($26 million in 2011, $19 million in 2012, $36 million in 2013, $34 million in 2014, and $26 million in 2015).

Five-year 2011-2015 capital spending of approximately $6.6 billion, compared with last year's 2010-2014 $6.4 billion plan.

Northeast Utilities

Projected Year-End Rate Base



$14,000
$12,000
$10,000
$8,000
$6,000
$4,000
$2,000
$0
Rate Base in Millions
$6,998
$691
$407
$3,303
$2,597
2009
Actual
$7,434
$714
$404
$3,571
$2,745
2010E
$8,045
$803
$428
$3,843
$2,971
2011E
$9,211
$864
$826
$4,196
$3,325
2012E
$9,708
$926
$839
$4,485
$3,458
2013E
$10,450
$986
$832
$4,822
$3,810
2014E
$11,897
$1,094
$815
$5,196
$4,792
2015E
Transmission
Distribution
Generation
Yankee Gas
Projected Total Rate Base 2009-2015 CAGR of 9.2% (using 2009 as base year)
Projected Natural Gas Distribution CAGR of 8.0%
Projected Generation CAGR of 12.3%
Projected Electric Distribution CAGR of 7.8%
Projected Transmission CAGR of 10.7%

Northeast Utilities

NSTAR

NSTAR Safe Harbor

Information Concerning Forward-Looking Statements

This presentation contains forward-looking statements within the meaning of the Securities Act of 1933 and the Securities Exchange Act of 1934. These statements are based on the current expectations, estimates or projections of management, and are not guarantees of future performance. Actual results could differ materially from these statements.

Examples of some important factors that could cause NSTAR's actual results or outcomes to differ materially from those discussed in the forward-looking statements include, but are not limited to, the following: adverse financial market conditions including changes in interest rates and the availability and cost of capital; adverse economic conditions; changes to prevailing local, state and federal governmental policies and regulatory actions (including those of the Massachusetts Department of Public Utilities and the Federal Energy Regulatory Commission) with respect to allowed rates of return, rate structure, continued recovery of regulatory assets and energy costs, financings, municipalization, acquisition and disposition of assets, operation and construction of facilities, changes in tax laws and policies, and changes in, and compliance with, environmental and safety laws and policies; new governmental regulations or changes to existing regulations that impose additional operating requirements or liabilities; changes in available information and circumstances regarding legal issues and the resulting impact on our estimated litigation costs; weather conditions that directly influence the demand for electricity and natural gas; impact of continued cost control processes on operating results; ability to maintain current credit ratings; impact of uninsured losses; impact of adverse union contract negotiations; damage from major storms; impact of conservation measures and self-generation by our customers; changes in financial accounting and reporting standards; changes in hazardous waste site conditions and the cleanup technology; prices and availability of operating supplies; impact of terrorist acts and cyber-attacks; impact of service quality performance measures; impact of the expected timing and likelihood of completion of the proposed merger with Northeast Utilities, which could be adversely affected by, among other things, (i) the timing and conditions of any required governmental and regulatory approvals, (ii) litigation brought in connection with the proposed merger, (iii) the ability to maintain relationships with customers, employees or suppliers as well as the ability to successfully integrate the businesses and (iv) the risk that the credit ratings of the combined company or its subsidiaries may be different from what the companies expect.

Any forward-looking statement speaks only as of the date of this presentation and NSTAR undertakes no obligation to publicly update forward-looking statements, whether as a result of new information, future events, or otherwise. You are advised, however, to consult all further disclosures NSTAR makes in its filings to the Securities and Exchange Commission. Other factors, in addition to those listed here, could also adversely affect NSTAR.

NSTAR – A Track Record of Strong Performance

- High levels of customer service and reliability
- Constructive regulatory outcomes
- Solid, consistent financial results
- Strong credit profile and positive cash flow



Customer Service
Good Regulatory Relations
Financial Success

A Long History of Negotiated, Multi-Year Distribution Rate Agreements

- 25 years of rate agreements – last litigated rate increase in 1986
- Fully reconciling pension & post-retirement mechanism and recovery of energy supply
- Current electric rate plan through December 31, 2012
  - 10.5% ROE with +/- 2% neutral zone
- Plan to pursue a new rate agreement effective in 2013

History of Disciplined Cost Control


$ IN MILLIONS
$453
$431
$447
$454
$431
2005
2006
2007
2008
2009

Operations & Maintenance Expense

Key Drivers

- Productivity & automation
- Performance driven culture
- Engaged workforce and constructive union relations
- Continuous improvement philosophy

NSTAR

Earnings Growth of 7% Outperforms Industry

…19 Consecutive Years of Operating Earnings Growth



$2.45 -
$2.60
$2.37
$2.22
$2.07
$1.93
2006
2007
2008
2009
2010
Guidance

NSTAR

Consistent, Above Average Dividend Growth

…12 Consecutive Years of Increase…



$1.21
$1.30
$1.40
$1.50
$1.60
2006
2007
2008
2009
2010

NSTAR

Total Shareholder Return Outperforms the Industry



Only company in any industry to deliver 13 consecutive years of positive total shareholder return
$5,500
$4,750
$4,000
$3,250
$2,500
$1,750
$1,000
1996
2009
NSTAR
Utility Index
S&P 500

Highest Credit Rating in the Industry

#1 NSTAR A+

NSTAR	A+
FPL Group, Inc.	A
Southern Company	A
Consolidated Edison, Inc.	A-
Dominion Resources, Inc.	A-
DPL Inc.	A-
Duke Energy Corporation	A-
Energy East Corporation	A-
KeySpan Corp.	A-
Niagara Mohawk Power Corporation	A-
Vectren Corporation	A-
ALLETE, Inc.	BBB+
Alliant Energy Corporation	BBB+
Integrys Energy Group, Inc.	BBB+
Kentucky Utilities Company	BBB+
Louisville Gas and Electric Company	BBB+
MDU Resources Group, Inc.	BBB+
MidAmerican Energy Holdings Company	BBB+
OGE Energy Corp.	BBB+
PG&E Corporation	BBB+
Portland General Electric Company	BBB+
Progress Energy, Inc.	BBB+
SCANA Corporation	BBB+
Sempra Energy	BBB+
Wisconsin Energy Corporation	BBB+
Xcel Energy Inc.	BBB+
American Electric Power Company, Inc.	BBB
CenterPoint Energy, Inc.	BBB
Cleco Corporation	BBB
El Paso Electric Company	BBB
Energy Corporation	BBB
Exelon Corporation	BBB
FirstEnergy Corp.	BBB
Great Plains Energy Inc.	BBB
Green Mountain Power Corporation	BBB
Hawaiian Electric Industries, Inc.	BBB
IDACORP, Inc.	BBB
Northeast Utilities	**BBB**
North Western Corporation	BBB
Pepco Holdings, Inc.	BBB
PPL Corporation	BBB
Public Service Enterprise Group Inc.	BBB
TECO Energy, Inc.	BBB
UIL Holdings Corporation	BBB
Allegheny Energy, Inc.	BBB-
Ameren Corporation	BBB-
Avista Corporation	BBB-
Black Hills Corporation	BBB-
CMS Energy Corporation	BBB-
Constellation Energy Group, Inc.	BBB-
Duquesne Light Company	BBB-
Edison International	BBB-
Empire District Electric Company	BBB-
IPALCO Enterprises, Inc.	BBB-
NiSource Inc.	BBB-
Otter Tail Corporation	BBB-
Pinnacle West Capital Corporation	BBB-
Westar Energy, Inc. Puget Energy, Inc.	BBB-
Puget Energy, Inc.	BB+
NV Energy, Inc.	BB
PNM Resources, Inc.	BB-
Energy Future Holdings Corp.	B-

*As published by EEI

NSTAR System Has Significant Transmission Investment Ahead

- Transmission Rate Base is expected to double within 5 years to approximately $1.6 billion
- Growth/reliability spending averages $100 million per year
- Incremental Major Projects

Cape Cod Line	$120 million	(2011-2012)
South Boston Circuit	$45-$50 million	(2014-2015)
Mid Cape Line	$25-$30 million	(2013-2014)

Northern Pass	$280 million	(2012-2015)

Solid Financial Results
Q3 2010

Reported EPS - Q3 2009		**$ 0.82**
Higher electric sales (+7.8%)	$0.10	
PBR distribution revenues	0.02	
Lower interest costs	0.03	
Lower share count	0.03	0.18
Increase in O&M	(0.03)	
Increase in property taxes	(0.02)	
Non-utility operations	(0.02)	(0.07)
		0.11
EPS from normal operations - Q3 2010 (a)		**$ 0.93**

(a) Excludes one-time charge of $0.20 per share associated with an income tax settlement

NSTAR

Merger Summary

Creates New England's premier energy provider which will have one of the most attractive total return profiles in the industry.



NU Appendix

2009-2015: NU Projected Capital Expenditures and Depreciation



$1,600
$1,400
$1,200
$1,000
$800
$600
$400
$200
$0
In Millions
$969
$310
$1,057
$307
$1,213
$305
$1,283
$332
$1,309
$359
$1,495
$382
$1,340
$413
2009 Actual
2010
2011
2012
2013
2014
2015
Total Capex (incl. cost of removal and AFUDC)*
Depreciation

*Totals include capex at corporate service companies on behalf of operating companies of $53 million in 2009, and estimated at $69 million in 2010, $26 million in 2011, $19 million in 2012, $36 million in 2013, $34 million in 2014, and $26 million in 2015.

Significant capital spending through 2015

Northeast Utilities

NU Projected Transmission Capital Expenditures



In Millions
$800
$700
$600
$500
$400
$300
$200
$100
$0
$251
$10
$94
$45
$102
$445
$33
$219
$54
$139
$613
$84
$260
$75
$194
$587
$199
$161
$58
$169
$697
$348
$75
$45
$229
$501
$158
$7
$56
$280
2010 Projected
2011
2012
2013
2014
2015
CL&P
PSNH
WMECO
Northern Pass

Northeast Utilities

NU Projected Generation Capital Expenditures



$250
$200
$150
$100
$50
$0
In Millions
$195
$12
$154
$29
$129
$20
$77
$32
$60
$9
$35
$16
$58
$5
$20
$33
$34
$5
$29
$34
$5
$29
2010 Projected
2011
2012
2013
2014
2015
PSNH Other
PSNH Clean Air Project
WMECO Solar Project

Northeast Utilities

NU Projected Distribution and Generation Year-End Rate Base



In Millions
$7,000
$6,000
$5,000
$4,000
$3,000
$2,000
$1,000
$0
$4,401
$407
$691
$412
$772
$2,119
$4,689
$404
$714
$423
$826
$2,322
$5,074
$428
$803
$457
$896
$2,490
$5,886
$826
$864
$483
$996
$2,717
$6,250
$839
$926
$508
$1,079
$2,898
$6,640
$832
$986
$531
$1,137
$3,154
$7,105
$815
$1,094
$555
$1,207
$3,434
2009 Actual
2010
2011
2012
2013
2014
2015
CL&P Distribution
WMECO Distribution
PSNH and WMECO Generation
PSNH Distribution
Yankee Gas

Projected Distribution & Generation Rate Base CAGR of 8.3%

Northeast Utilities

NU Projected Transmission Year-End Rate Base


In Millions
$5,000
$4,500
$4,000
$3,500
$3,000
$2,500
$2,000
$1,500
$1,000
$500
$0
$2,597
$183
$315
$2,099
$2,745
$220
$329
$2,196
$2,971
$426
$365
$2,180
$3,325
$651
$421
$2,253
$3,458
$730
$425
$2,303
$3,810
$831
$522
$2,457
$4,792
$830
$795
$558
$2,609
2009 Actual
2010
2011
2012
2013
2014
2015
CL&P*
PSNH
WMECO*
Northern Pass**
Transmission Rate Base CAGR of 10.7%

*100% CWIP assumed for NEEWS projects

**NU share of this project is depicted as traditional rate base without CWIP during construction

Northeast Utilities

NU Transmission Capital Program and Rate Base Grow Steadily

	2009	2010	2011	2012	2013	2014	2015
Fall 2008 EEI Conference	2009-2013 Capital Program -- $3.5 Billion						
Fall 2009 EEI Conference		2010-2014 Capital Program -- $2.9 Billion					
Fall 2010 EEI Conference			2011-2015 Capital Program -- $2.8 Billion				

Operating Company	Actual 12/31/09 Rate Base ($ Millions)	Projected 12/31/15 Rate Base ($ Millions)
CL&P	2,099	2,609
WMECO	183	795
PSNH	315	558
Northern Pass	0	830
Total NU	**2,597**	**4,792**

Projected 10.7% Compound Annual Rate Base Growth

Northeast Utilities

NEEWS Projects Milestones (as of 11/1/10)

	Greater Springfield	Interstate	Central Connecticut*
File Municipal Consultation Filing (MCF)	✓	✓	*2012*
Conduct MCF outreach	✓	✓	*2012*
Hold open houses	✓	✓	*2012*
File siting application	✓	*Mid/Late 2011*	*12 mo. Behind Interstate*
Complete Evidentiary hearings	✓	*Late 2012*	*12 mo. Behind Interstate*
Receive Decision and Order	*CT –* ✓ *MA –* ✓	*Mid/Late 2013***	*12 mo. Behind Interstate*
Begin Construction	*MA Substation – Q4 2010* *Overhead lines - 2011*	*Late 2013/ Early 2014*	*12 mo. Behind Interstate*
Expected In-Service	*2013*	*Q4 2015*	*12 mo. Behind Interstate*
Estimated cost (Millions) Does not include $84 M Related Projects	*$795*	*$301*	*$338*

*** Depends upon the timing of a favorable outcome of ISO's reassessment of need and need dates, which is expected to occur by mid-2011.**
****Depends upon timing of favorable outcome of siting in three states (CT, MA and RI)**

2011-2015 NU Transmission Capital Program Other Projects – In Millions

CL&P

Obsolete Equipment Repl. Prgm.	$74.9
Manchester - East Hartford Line	$53.1
Stamford Area Reliability	$50.0
Southwest CT Upgrades	$30.0
115 KV Hollow Core Insulaotor Repl	$26.5
115 KV Relay Replacements	$13.3
South Meadow BPS	$13.1
Eastern CT Upgrades	$10.0
Wood H Frame Replacements	$15.8
OPGW Communications Project	$11.8
New Sherwood Substation	$7.2
Vehicle Purchases	$7.6
71 Additional Reliability Projects	$66.7
	$380.0

WMECO

Berkshire Area Solution	$70.0
West Springfield S/S Rebuild	$48.2
Obsolete Equipment Repl. Prgm.	$22.3
115 KV Relay Replacements	$6.9
32 Additional Reliability Projects	$30.2
	$177.6

PSNH

Scobie - Tewksbury Line	$38.9
Deerfield 2nd Auto Transformer	$37.3
Manchester Area Solution	$35.4
Maine Power Reliablity	$33.6
Obsolete Equipment Replacements	$29.6
Nashua Area Solution	$28.4
Eagle Substation	$18.5
OPGW Communications Project	$8.2
New Pease Substation	$6.0
46 Additional Reliability Projects	$51.8
	$287.7

Projects not yet in Regional System Plan (RSP)

Total $845 Million

High confidence level in "Other Projects", 91% in RSP or not required.

Breakdown of Other Projects:

- 36% ($300M) - in RSP
- 55% ($466M) - not required to be in RSP
- 9% ($79M) - not yet in RSP

Note: Upon commencement of the ISO-NE approval process, the Northern Pass project will be included in the RSP


Other Transmission Capital Projects in RSP, Not in RSP or Not Required to be in RSP
$250
$200
$150
$100
$50
$0
158
181
187
215
177
86
2010
2011
2012
2013
2014
2015
Not Required in RSP
In RSP
Not Yet in RSP

Northeast Utilities

NU Generation Strategy





PSNH Generation Business Plan

- Five-year strategy preserves existing 1,200 MW New Hampshire fleet
- Completes the Merrimack Scrubber
  - Estimated cost reduced from $457 million to $430 million
  - $262.4 million capitalized at 9/30/10
  - Ahead of schedule: 75% complete as of 10/31/10
- Assesses additional growth opportunities in renewables

WMECO Solar Initiative

- Installation of 6 MW solar projected by 2012
- Estimated cost: $41 million
- Completed 1.8 MW of solar at first site in Pittsfield, MA in October 2010
- Constructive regulatory model – fully tracking, segmented rate base
- Potential for up to 50 MW

Waterbury to Wallingford Project to Add Needed Pipeline Capacity to Growing Area

- Connecticut depends heavily on heating oil
- Natural gas has significant cost advantages at today's prices
- Natural gas offers significantly lower emissions
- Vehicle transportation market may emerge
- Yankee Gas' $63 million expansion project began in April 2010 (Waterbury to Wallingford Line Project); $19.6 million invested as of 9/30/10


N
Waterbury
Cheshire
Prospect
Naugatuck
Wallingford
84
91
Phase 2A
Pipeline installed
Construction planned for 2011
FIVE MILES

Northeast Utilities